                                                                    EXHIBIT 10.1


                             CONTRIBUTION AGREEMENT

                  CONTRIBUTION AGREEMENT, dated as of ____________, 1999, among Global TeleSystems Group, Inc., a Delaware corporation ("GTS"); GTS Equipment Co., a Delaware corporation ("GTS Equipment"); GT Equipment Co., a Delaware corporation ("GT Equipment"); GTS Finance, Inc., a Delaware corporation ("GTS Finance"); ____________, a Delaware corporation ("GTS New Finance"); and Golden Telecom, Inc., a Delaware corporation (the "Company").


                              W I T N E S S E T H:

                  WHEREAS, GTS desires to contribute, transfer and assign to the Company, and the Company desires to acquire from GTS, all right, title and interest of GTS in and to the capital stock (the "Stock") of the Contributed Subsidiaries (as such term is hereinafter defined), upon the terms and subject to the conditions set forth herein;

                  WHEREAS, in consideration for the contribution and transfer by GTS of the Stock to the Company, the Company agrees to issue to GTS 10,599,900 shares of the common stock of the Company (the "Shares");

                  WHEREAS, GTS Equipment desires to transfer the Russian Assets and Liabilities to GT Equipment, and GT New Equipment desires to acquire the Russian Assets and Liabilities;

                  WHEREAS, GTS Finance desires to transfer the Non-Russian Assets and Liabilities to GTS New Finance, and GTS New Finance desires to acquire the Non-Russian Assets and Liabilities; and

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.01. Certain Defined Terms. The following terms shall have the meanings defined for such terms in the Sections of this Agreement set forth below:

                  "Action" means any action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.



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                                        2


                  "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

                  "Agreement" means this Contribution Agreement, including any amendments hereto and each Schedule and Exhibit attached hereto.

                  "Contributed Subsidiaries" means the corporations, limited liability companies, partnerships, associations and other entities specified in
Schedule I.

                  "Encumbrance" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement, or restriction of any kind, including, without limitation, any arrangement, restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

                  "Governmental Authority" means any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

                  "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

                  "Law" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, requirement or rule of common law.

                  "Non-Russian Assets and Liabilities" means the assets and liabilities contained in Schedule III to this Agreement.

                  "Person" means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

                  "Russian Assets and Liabilities" means the assets and liabilities contained in Schedule II to this Agreement.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended.

                  SECTION 1.02. Other Defined Terms. The following terms shall have meanings defined for such terms in the Sections of this Agreement set forth below:


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                                        3


         Term                                Section
         ----                                ---------
         Shares                              Recitals
         Stock                               Recitals


                                   ARTICLE II
                    CONTRIBUTION OF STOCK; ISSUANCE OF SHARES

                  SECTION 2.01. Contribution, Transfer and Assignment of Stock. GTS does hereby sell, assign, transfer, convey, grant, bargain, set over, release, deliver and confirm unto the Company, its successors and permitted assigns, as a capital contribution, the entire right, title and interest of GTS in and to the Stock.

                  SECTION 2.02. Issuance of Shares. In exchange for the Stock, the Company shall issue to GTS, effective as of the date hereof, the Shares. The Company agrees to cause a certificate for such Shares to be issued to GTS upon consummation of the transactions contemplated by this Agreement. Such Shares, when issued, will be fully paid and non-assessable.

                  SECTION 2.03. Transfer of Russian Assets and Liabilities. GTS Equipment does hereby transfer, assign, convey and deliver to GT Equipment all the Russian Assets and Liabilities. GT New Equipment does hereby assume, all rights and obligations relating to the Russian Assets and Liabilities.

                  SECTION 2.04. Transfer of Non-Russian Assets and Liabilities. GTS Finance does hereby transfer, assign, convey and deliver to GTS New Finance all the Non-Russian Assets and Liabilities. GTS New Finance does hereby assume, all rights and obligations relating to the Non-Russian Assets and Liabilities.


                                   ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF GTS

                  GTS represents and warrants as follows:

                  SECTION 3.01. Incorporation and Authority. Each of GTS, GTS Equipment, GTS Finance and GTS New Finance is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all necessary corporate power and authority to enter into this Agreement, to carry out its respective obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this



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Agreement by each of GTS, GTS Equipment, GTS Finance and GTS New Finance, the
performance by each such company of its respective obligations hereunder and the consummation by each such company of the transfers contemplated hereby have been duly authorized by all requisite corporate action on the part of each such company. This Agreement has been duly executed and delivered by each of GTS, GTS Equipment, GTS Finance and GTS New Finance, and (assuming due authorization, execution and delivery by the Company and GT Equipment) this Agreement constitutes the legal, valid and binding obligation of each such company, enforceable in accordance with its terms.

                  SECTION 3.02. Incorporation and Qualification of the Contributed Subsidiaries. Each Contributed Subsidiary is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

                  SECTION 3.03. Stock of the Contributed Subsidiaries. The Stock has been duly authorized and validly issued and is fully paid and was not issued in violation of any pre-emptive rights. GTS beneficially owns the Stock free and clear of Encumbrances, except for Encumbrances arising out of, under or in connection with this Agreement or created by or through the Company or any of its subsidiaries. There are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of the Stock, except the Shareholders' Agreement, dated as of the date hereof, between GTS and the Company. Upon payment for the Stock as contemplated by this Agreement, the Company will acquire from GTS good and marketable title to the Stock, free and clear of all Encumbrances, except Encumbrances arising by or through the Company or any of its subsidiaries.

                  SECTION 3.04. No Conflict. The execution, delivery and performance of this Agreement by each of GTS, GTS Equipment, GTS Finance and GTS New Finance does not and will not (a) violate or conflict with the certificate of incorporation or by-laws of any such company, (b) conflict with or violate any material Law or Governmental Order applicable to any such company or (c) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation, or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or result in the creation of any Encumbrance on any Stock pursuant to, any note, bond, contract, license, permit, franchise or other instrument to which any such company is a party or by which any of such Stock is bound or affected, except as would not, individually or in the aggregate impair the ability of each such company to consummate the contribution and transfer of the Stock to the Company and the Russian Assets and Liabilities to GT Equipment, each as contemplated by this Agreement.

                  SECTION 3.05. Consents and Approvals. The execution and delivery of this Agreement by GTS, GTS Equipment, GTS Finance and GTS New Finance do not, and the

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                                        5

performance of this Agreement by each such company will not, require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority.

                  SECTION 3.06. Securities Matters. GTS understands that the issuance and sale of the Shares hereunder is intended to be exempt from the registration requirements of the Securities Act, pursuant to Section 4(2) thereof. The Shares are being acquired by GTS for its own account and without a view to the public distribution of the Shares or any interest therein. GTS has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investments in the Shares, and GTS is capable of bearing the economic risks of such investments, including a complete loss of its investment in the Shares. In evaluating the suitability of an investment in the Shares, GTS has relied solely upon the representations, warranties, covenants and agreements made by the Company herein and not upon any other representations or other information (whether oral or written and including any projections or supplemental data) made or supplied by or on behalf of the Company or any of its Affiliates, employees, agents or other representatives. GTS understands and agrees that it may not sell or dispose of any of the Shares other than pursuant to a registered offering or in a transaction exempt from the registration requirements of the Securities Act. Notwithstanding the foregoing, GTS and the Company have entered into a Registration Rights Agreement on the date hereof, relating to registration rights over the Shares.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants as follows:

                  SECTION 4.01. Incorporation and Authority. Each of the Company and GT Equipment is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all necessary corporate power and authority to enter into this Agreement, to carry out its respective obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of the Company and GT Equipment, the performance by each such company of its respective obligations hereunder and the consummation by each such company of the transfers contemplated hereby have been duly authorized by all requisite corporate action on the part of each such company. This Agreement has been duly executed and delivered by each of the Company and GT Equipment, and (assuming due authorization, execution and delivery by GTS, GTS Equipment, GTS Finance and GTS New Finance) this Agreement constitutes the legal, valid and binding obligation of each such company, enforceable in accordance with its terms.

                  SECTION 4.02. No Conflict. The execution, delivery and performance of this Agreement by each of the Company and GT Equipment does not and will not (a) violate or


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conflict with the charter or other constitutive documents or by-laws of any such company, (b) conflict with or violate any material Law or Governmental Order applicable to any such company, (c) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation, or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or result in the creation of any Encumbrance on any Shares pursuant to, any note, bond, contract, license, permit, franchise or other instrument to which any such company is a party or by which any such Shares are bound or affected, except as would not, individually or in the aggregate impair the ability of each such company to consummate the contribution and transfer of the Shares to GTS and the Non-Russian Assets and Liabilities to GTS New Finance, each as contemplated by this Agreement.

                  SECTION 4.03. Consents and Approvals. The execution and delivery of this Agreement by each of the Company and GT New Equipment do not, and the performance of this Agreement by each such company will not, require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority.

                  SECTION 4.04. Securities Matters. The Company understands that the offering and sale of the Stock hereunder is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, (the "Securities Act"), pursuant to Section 4(2) thereof. The Stock is being acquired by the Company for its own account and without a view to the public distribution of the Stock or any interest therein. The Company has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investments in the Stock, and the Company is capable of bearing the economic risks of such investments, including a complete loss of its investment in the Stock. In evaluating the suitability of an investment in the Stock, the Company has relied solely upon the representations, warranties, covenants and agreements made by GTS herein and not upon any other representations or other information (whether oral or written and including any projections or supplemental data) made or supplied by or on behalf of GTS or any of its Affiliates, employees, agents or other representatives. The Company understands and agrees that it may not sell or dispose of any of the Stock other than pursuant to a registered offering or in a transaction exempt from the registration requirements of the Securities Act.


                                    ARTICLE V
                            COVENANTS OF THE PARTIES

                  SECTION 5.01. Further Assurances. The parties hereto agree to perform such other acts and to execute, acknowledge and/or deliver such other instruments, documents and other materials, all at the Company's expense, which the parties, their successors or assigns, may


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deem proper for the collection or reduction to possession of collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred, assigned and delivered, or intended so to be.


                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

                  SECTION 6.01. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that state.

                  SECTION 6.02. Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein mean United States (U.S.) Dollars and all payments hereunder shall be made in United States Dollars.

                  SECTION 6.03. Specific Performance. Each of the parties acknowledges that money damages would not be a sufficient remedy for any breach of this Agreement and that irreparable harm would result if this Agreement were not specifically enforced. Therefore, the rights and obligations of the parties under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. A party's right to specific performance shall be in addition to all other legal or equitable remedies available to such party.

                  SECTION 6.04. Headings. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 6.05. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and supersede all prior agreements and understandings between the parties with respect to the subject matter hereof and thereof.

                  SECTION 6.06. Severability. If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  SECTION 6.07. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing

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herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 6.08. Dispute Resolution. (a) For the purposes of this Section, the term "dispute" shall include any difference, dispute, claim or controversy arising out of or in connection with this Agreement or any other difference, dispute, claim or controversy arising between the parties.

                  (b) In an effort to resolve informally and amicably any dispute without resorting to litigation, each party shall first notify each other party of any dispute that requires resolution. Notification of a dispute shall be made to a member of senior management (or other mutually agreed) representatives of GTS or the Company, as the case may be. GTS and the Company shall each designate an employee to investigate, discuss and seek to settle the matter between them.

                  (c) Any dispute which is not resolved by the two individuals appointed under the preceding sub-section within thirty 30 days after the notification of the dispute shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or three arbitrators appointed in accordance with the said Rules. The place of the Arbitration shall be Paris and the language of the arbitral proceedings shall be English.

                  (d) The Arbitral Tribunal shall have the authority to give orders requiring either party to produce documents relevant to the dispute or disputes before the Arbitral Tribunal.

                  SECTION 6.9. Assignment. This Agreement or any rights or obligations arising hereunder may not be assigned by operation of Law or otherwise without the express written consent of the parties (which consent may be granted or withheld in the sole discretion of the parties); provided, however, that (i) each of the parties may assign this Agreement, in whole and not in part, or any of its rights hereunder, to an Affiliate without the consent of the other party (provided that the assignor shall nevertheless remain obligated to perform its obligations hereunder following any such assignment), and (ii) each of the parties may assign this Agreement, in whole and not in part, to a Person who acquires all or substantially all of the assets and liabilities of such party, without the consent of the other party.

                  SECTION 6.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become a binding Agreement when one or more of the counterparts have been signed by each of the parties and delivered to the other party.

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                                        9

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                 GLOBAL TELESYSTEMS GROUP, INC.

                                 By:
                                    ------------------------------------------
                                 Name:
                                 Title:


                                 GTS EQUIPMENT CO.

                                 By:
                                    ------------------------------------------
                                 Name:
                                 Title:


                                 GT EQUIPMENT CO.

                                 By:
                                    ------------------------------------------
                                 Name:
                                 Title:


                                 GTS FINANCE, INC.

                                 By:
                                    ------------------------------------------
                                 Name:
                                 Title:


                                 [GTS NEW FINANCE CO.]

                                 By:
                                    ------------------------------------------
                                 Name:
                                 Title:


                                 GOLDEN TELECOM, INC.

                                 By:
                                    ------------------------------------------
                                 Name:
                                 Title:

                                   SCHEDULE I

                            CONTRIBUTED SUBSIDIARIES




                              Jurisdiction of
Name                            Organization      Interest Contributed
----                          ---------------     --------------------

TeleSystems Services, Inc.       Delaware         100% of the outstanding capital
                                                  stock

SFMT-CIS, Inc.                   Delaware         100% of the outstanding capital
                                                  stock

GTS Mobile Services, Inc.        Delaware         100% of the outstanding capital
                                                  stock

GTS Finance, Inc.                Delaware         100% of the outstanding capital
                                                  stock

GTS Ukrainian TeleSystems LLC    Delaware         100% interest in the Delaware LLC



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                                   SCHEDULE II

                         RUSSIAN ASSETS AND LIABILITIES


All CIS assets and liabilities of GTS Equipment Co.

                                  SCHEDULE III

                       NON-RUSSIAN ASSETS AND LIABILITIES


All non-CIS assets and liabilities of GTS Finance, Inc.